June 4, 2009

Filing Desk
Securities and Exchange Commission
100 F Street, NE
Washington, D.C. 20549

RE:	Pre-Effective Amendment No. 1 to Form N-14 for The Calvert Fund (File No. 333-159446)

Ladies and Gentlemen:

Transmitted electronically herewith on behalf of the Registrant is Pre-Effective Amendment No. 1 to the Form N-14 for the above-listed Registrant.

The principal purpose of this amendment is to (1) incorporate numerical data based on the May 29, 2009, record date of the shareholder meeting, including data related to fund capitalization and shareholder ownership, and (2) file exhibits for the Part C section of the registration statement, which include an opinion and consent of counsel on tax matters and a consent of independent auditors.

Please feel free to contact me at 301-657-7045 with any questions.

Sincerely,

/s/ Lancelot A. King
Lancelot A. King
Associate General Counsel

cc: Valerie J Lithotomos, Esq.